UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

International Growth & Income Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite the significant challenges still facing the global economy, stocks in developed markets outside the U.S. offered decent returns in the first half of our fiscal year. Even in Europe, which remained at the center of investors’ concerns, many companies were able to record good profit and revenue growth. Also, the worst-case scenarios for the global economy that caused stock prices to tumble last summer mostly failed to materialize—the euro did not collapse, China did not suffer a “hard landing,” and the U.S. did not relapse into recession. Given cheap starting valuations, therefore, we are happy to report that your fund enjoyed good gains among a range of its holdings and outperformed its official index and competitor benchmark.

Your fund returned 4.39% during the six-month period ended April 30, 2012. The fund outperformed the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average, as shown in the Performance Comparison table. (Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

The fund continues to seek long-term appreciation by building a diversified portfolio of established non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund invests primarily in developed market countries, it also maintains exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Our research staff also looks for earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection and are influenced by an assessment of macroeconomic prospects.

MARKET REVIEW

Developed non-U.S. stock markets posted decent gains over the past six months. Increased optimism early in 2012 about resolving the European debt crisis helped drive a rebound in world markets following a sell-off last summer and fall. In particular, investors welcomed a massive infusion of liquidity into the European banking system through the European Central Bank’s two long-term refinancing operations (LTROs). A regional agreement to impose greater fiscal discipline in the coming years also boosted sentiment.

World markets stalled in March, however, as worries grew that bond yields were bound to rise in heavily indebted countries such as Spain and Italy once funds from the LTROs were exhausted. European banks have used funds from the program to purchase sovereign debt, and it is not clear whether other buyers will be willing to step in. Also, several European countries, including Spain and the UK, slipped back into recession, as tax increases and spending cuts designed to reduce deficits also weighed on growth and called into question the political will for further austerity measures. Debt and growth concerns weighed particularly on southern European markets, with Spain and Italy suffering substantial declines in the period. The smaller Portuguese and Greek markets fell sharply.

Developed markets elsewhere generally saw moderate gains. In a reversal from 2011, investors warmed to Japan early in the year, attracted by cheap valuations and improving prospects for exporters. Japanese policymakers have been counting on reconstruction spending to drive growth after last year’s tsunami and earthquake. The central bank has intervened to weaken the yen, which benefited exporters but also hurt returns for investors in U.S. dollar terms. Hong Kong and Singapore also performed well. Australia lagged a bit due to declining commodity prices.

Emerging markets stocks also rallied early in 2012, thanks largely to more encouraging signs from Europe and other export markets in the developed world. The benchmark MSCI Emerging Markets Index hit a seven-month high on March 2 but surrendered some of its gains after China reduced its official growth target on March 5. The move signaled that China’s leaders are willing to sacrifice the rapid pace of growth of the past three decades in exchange for slower but more sustainable development. However, it also raised fears of weaker earnings prospects for the vast number of companies that depend on the world’s second-largest economy for growth.

PORTFOLIO PERFORMANCE AND STRATEGY

The fund enjoyed good returns from a wide range of its holdings, with all but two sectors contributing positively overall to performance. Many stocks started from valuations that discounted very poor fundamentals. Industrials, in which the fund is overweight relative to the index, was particularly strong. Our top contributor in the group was Cookson Group, a UK-based materials technology company. The company is a leading producer of ceramics used in steelmaking, a niche market that is much less volatile than the steel market as a whole. Cookson had the misfortune of taking on substantial debt for an acquisition on the eve of the financial crisis in 2008, but the CEO has been highly effective at cleaning up the company’s balance sheet. Cookson also has an important performance materials business, which is performing well and sells into the consumer electronics industry—its soldering technology is being used in Apple’s iPad, for example. The stock has also benefited from an activist shareholder, and management may spin off the electronics business, crystallizing value. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Singapore’s SembCorp Industries was also a good performer. SembCorp, which constructs drilling rigs for the oil industry, depends highly on its volatile end market. The stock advanced over the period as fears of a plunge in capital expenditures among producers failed to materialize. Similarly, the UK’s Wolseley, which distributes building products in Northern Europe and the U.S., benefited as housing markets showed signs of stabilizing at very low levels. Generally, continued moderate growth in most of the world boosted our results in the consumer discretionary sector, another segment that provided good relative results. For example, more resilience than expected in the global advertising market boosted WPP, a UK-listed marketing communications firm with operations around the world.

Financials is the largest sector represented in the fund and the MSCI benchmark. The sector boosted performance overall, although our results were widely mixed. In a previous letter, we mentioned our investment in Hong Kong’s AIA Group, an insurer we added to the portfolio when it was spun off at a compelling discount by its distressed parent, AIG. The stock has continued to benefit from a new management team that is finally leveraging the company’s strong brand and franchise. We had poor results from several of our banking holdings, particularly Banco Santander Brasil. We still believe this leading Brazilian bank holds a great deal of promise once it puts its excess capital to work, but in the short term, worries about the softening economy in Brazil and the potential for lending competition from state banks weighed on the stock. The highly publicized problems in the European banking system led to poor performance from holdings in the region, such as BNP Paribas, which we eliminated from the portfolio. Less well known is the relatively good health of banks in Northern Europe, and we continued to see good results from Sweden’s Swedbank given valuations that had not previously reflected the company’s fundamental strength.

Of course, we saw disappointing results in some holdings. At UK supermarket chain Tesco, new management’s decision to reverse years of underinvestment in its stores has weighed on near-term results and discouraged short-term investors, causing the stock to fall sharply. However, we see this as a necessary action to maintain Tesco’s long-term dominant position. We believe the share price has fallen too far for a business with an extremely strong franchise—a point of view shared by Berkshire Hathaway’s Warren Buffett, who now owns over 5% of the company. Our results in the consumer staples sector were boosted by the brewer Carlsberg, which has a strong market position in Russia and bounced back from previous concerns over short-term sales weakness.

Our telecommunication services holdings were the biggest drag on results. Spain’s Telefonica suffered from the country’s deep economic woes. Most of Telefonica’s customers live in Latin America, however, and the region contributes nearly half of the company’s profits. Despite sharing the concerns about Spain, we continue to believe that the valuation discounts a very poor outcome in its economy. Nippon Telegraph & Telephone also performed poorly but mainly because investors turned their attention to higher-growth and higher-risk stocks early in the year.

The information technology sector is only a small part of the portfolio, but it also detracted from results. Communications equipment maker Alcatel-Lucent has suffered from disappointing sales growth and cash flow generation over the past several quarters. Nevertheless, the company—which traces part of its roots back to the U.S. Bell system—retains a vital role in supplying global services providers. With ample cash on hand, Alcatel-Lucent is looking at ways to unlock the value of its huge patent portfolio, and we see significant upside to the stock over the longer term.

INVESTMENT OUTLOOK

The optimism that carried markets higher early in the year has dissipated. This is particularly the case in Europe; the situation in Greece has deteriorated once again, Spanish bond yields are nearing unsustainable levels, and growth in much of the rest of Europe is weak. While we do not focus our investment decisions on economic forecasts, we do believe that sluggish economies, especially in Southern Europe, will continue to weigh on corporate profits and stock prices. As a result, we have taken the precaution of reducing our exposure to Europe outside the UK. The significant hurdles facing European banks have also led us to reduce our exposure somewhat to the financials sector. Conversely, we have upped our modest allocation to direct investments in emerging markets, which boast better economic prospects than the developed world.

As global economic concerns have resurfaced, however, valuations have become more attractive in many parts of the market. From a sector perspective, we have recently found opportunities in energy, and we continue to like the telecommunications industry, where some holdings provide a relatively cheap way to gain exposure to emerging markets’ growth. We also found attractively priced opportunities in information technology, especially in the semiconductors and communication equipment industries. Generally, as the global economy muddles along and volatile markets remain driven by economic concerns, our bottom-up stock selection process is identifying more opportunities. I look forward to reporting to you on the results of our efforts in six months.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

May 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE						
Beginning of period	$ 12.41	$ 13.32	$ 12.15	$ 9.73	$ 20.43	$ 17.05
Investment activities						
Net investment income[(1)]	0.19	0.37	0.31	0.32	0.47	0.39
Net realized and unrealized gain (loss)	0.31	(0.98)	1.16	2.51	(9.85)	3.75
Total from investment activities	0.50	(0.61)	1.47	2.83	(9.38)	4.14
Distributions						
Net investment income	(0.34)	(0.30)	(0.28)	(0.41)	(0.36)	(0.27)
Net realized gain	–	–	(0.02)	–	(0.96)	(0.49)
Total distributions	(0.34)	(0.30)	(0.30)	(0.41)	(1.32)	(0.76)
NET ASSET VALUE						
End of period	**$ 12.57**	**$ 12.41**	**$ 13.32**	**$ 12.15**	**$ 9.73**	**$ 20.43**

Ratios/Supplemental Data

Total return[(2)]	**4.39%**	**(4.71)%**	**12.29%**	**30.28%**	**(48.75)%**	**25.07%**
Ratio of total expenses to average net assets	0.87%[(3)]	0.87%	0.89%	0.94%	0.89%	0.88%
Ratio of net investment income to average net assets	3.07%[(3)]	2.82%	2.51%	3.25%	3.05%	2.13%
Portfolio turnover rate	19.1%	26.3%	31.3%	16.6%	23.8%	32.8%
Net assets, end of period (in millions)	$ 4,774	$ 4,151	$ 3,227	$ 2,544	$ 1,711	$ 2,472

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE						
Beginning of period	$ 12.46	$ 13.37	$ 12.17	$ 9.72	$ 20.40	$ 17.03
Investment activities						
Net investment income(1)	0.16	0.36	0.28	0.32	0.44	0.37
Net realized and unrealized gain (loss)	0.33	(1.00)	1.17	2.50	(9.83)	3.73
Total from investment activities	0.49	(0.64)	1.45	2.82	(9.39)	4.10
Distributions						
Net investment income	(0.28)	(0.27)	(0.23)	(0.37)	(0.33)	(0.24)
Net realized gain	–	–	(0.02)	–	(0.96)	(0.49)
Total distributions	(0.28)	(0.27)	(0.25)	(0.37)	(1.29)	(0.73)
NET ASSET VALUE						
End of period	**$ 12.67**	**$ 12.46**	**$ 13.37**	**$ 12.17**	**$ 9.72**	**$ 20.40**

Ratios/Supplemental Data

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Total return(2)	4.22%	(4.91)%	12.08%	30.08%	(48.81)%	24.83%
Ratio of total expenses to average net assets	1.09%(3)	1.07%	1.07%	1.07%	1.07%	1.05%
Ratio of net investment income to average net assets	2.72%(3)	2.64%	2.27%	3.23%	2.79%	1.96%
Portfolio turnover rate	19.1%	26.3%	31.3%	16.6%	23.8%	32.8%
Net assets, end of period (in thousands)	$ 145,728	$ 186,842	$ 224,057	$ 226,459	$ 211,260	$ 466,704

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE						
Beginning of period	$ 12.34	$ 13.25	$ 12.11	$ 9.66	$ 20.24	$ 16.93
Investment activities						
Net investment income[(1)]	0.15	0.32	0.24	0.28	0.37	0.32
Net realized and unrealized gain (loss)	0.32	(0.99)	1.16	2.50	(9.74)	3.70
Total from investment activities	0.47	(0.67)	1.40	2.78	(9.37)	4.02
Distributions						
Net investment income	(0.26)	(0.24)	(0.24)	(0.33)	(0.25)	(0.22)
Net realized gain	–	–	(0.02)	–	(0.96)	(0.49)
Total distributions	(0.26)	(0.24)	(0.26)	(0.33)	(1.21)	(0.71)
NET ASSET VALUE						
End of period	**$ 12.55**	**$ 12.34**	**$ 13.25**	**$ 12.11**	**$ 9.66**	**$ 20.24**

Ratios/Supplemental Data

Total return[(2)]	4.08%	(5.17)%	11.72%	29.73%	(48.93)%	24.47%
Ratio of total expenses to average net assets	1.38%[(3)]	1.36%	1.36%	1.36%	1.34%	1.33%
Ratio of net investment income to average net assets	2.55%[(3)]	2.37%	2.02%	2.79%	2.39%	1.70%
Portfolio turnover rate	19.1%	26.3%	31.3%	16.6%	23.8%	32.8%
Net assets, end of period (in thousands)	$ 42,551	$ 39,386	$ 42,721	$ 35,685	$ 24,558	$ 67,198

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 6.6%		
Common Stocks 6.6%		
Amcor	5,745,383	45,018
Australia & New Zealand Banking	2,723,738	67,856
Downer EDI (1)	5,124,029	19,274
Goodman Fielder	17,027,121	11,621
Incitec Pivot	3,317,578	11,303
Macquarie Group	1,057,750	32,193
Pacific Brands	17,901,054	11,471
Suncorp Group	5,400,547	45,805
Telstra	9,907,542	36,544
Westfield Retail Trust, REIT	16,737,355	47,435
Total Australia (Cost $320,360)		328,520
BRAZIL 1.0%		
Common Stocks 1.0%		
Banco Santander Brasil, ADR (USD)	4,023,300	32,468
Energias do Brasil	2,712,147	18,910
Total Brazil (Cost $59,510)		51,378
CANADA 0.6%		
Common Stocks 0.6%		
Sun Life Financial	1,209,163	29,646
Total Canada (Cost $25,339)		29,646
CHINA 1.4%		
Common Stocks 1.4%		
China Oilfield Services, H Shares (HKD)	8,654,000	14,032
Gome Electrical Appliances (HKD) (2)	127,359,000	23,310
Soho China (HKD) (2)	39,836,000	30,960
Total China (Cost $58,972)		68,302

DENMARK 1.2%

Common Stocks 1.2%

Carlsberg, Class B	501,293	43,206
Maersk	2,155	16,856
Total Denmark (Cost $62,682)		60,062

FINLAND 0.4%

Common Stocks 0.4%

Nokia (2)	5,669,620	20,368
Total Finland (Cost $25,957)		20,368

FRANCE 8.4%

Common Stocks 8.4%

Alcatel-Lucent (1)	11,490,227	17,704
ArcelorMittal	1,464,411	25,326
AXA (1)(2)	1,652,022	23,399
Bouygues (2)	1,068,836	29,032
Cap Gemini	860,553	33,592
Compagnie de Saint-Gobain	537,357	22,509
Nexity	585,746	16,701
Pernod-Ricard	262,827	27,279
PPR (2)	169,160	28,292
Publicis	1,058,755	54,601
Sanofi	1,348,845	102,950
Societe Generale, Class A	777,604	18,384
Teleperformance	696,020	18,712
Total France (Cost $473,139)		418,481

GERMANY 6.3%

Common Stocks 6.3%

Allianz	481,707	53,676

SOUTH KOREA 1.9%		
Common Stocks 1.9%		
Hyundai Mobis	112,258	30,545
KT&G	485,918	33,366
SK Telecom	250,941	29,976
Total South Korea (Cost $93,900)		93,887
SPAIN 1.7%		
Common Stocks 1.7%		
Repsol (2)	1,751,665	33,505
Telefonica	3,623,015	52,802
Total Spain (Cost $113,436)		86,307
SWEDEN 1.3%		
Common Stocks 1.3%		
SKF, B Shares (2)	717,790	17,033
Swedbank	2,877,164	47,644
Total Sweden (Cost $34,535)		64,677
SWITZERLAND 5.0%		
Common Stocks 5.0%		
Credit Suisse	1,488,483	35,603
GAM Holding	2,565,173	32,925
Nestle	1,205,233	73,829
Novartis, Regulation D Shares	1,936,893	106,805
Total Switzerland (Cost $228,376)		249,162
UNITED KINGDOM 27.2%		
Common Stocks 27.2%		
Amlin	3,410,924	18,256

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense.

Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2012, the fund realized $34,750,000 of net gain on $113,321,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2012, the value of cash collateral investments was 382,731,000, and the value of loaned securities was $354,689,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,226,462,000 and $860,058,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $393,569,000 of available capital loss carryforwards, which expire as follows: $31,277,000 in fiscal 2016, $285,382,000 in fiscal 2017, and $76,910,000 in fiscal 2018.

At April 30, 2012, the cost of investments for federal income tax purposes was $5,196,020,000. Net unrealized gain aggregated $167,352,000 at period-end, of which $545,963,000 related to appreciated investments and $378,611,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $80,000 for Price Associates; $165,000 for T. Rowe Price Services, Inc.; and $105,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2012, the fund was charged $100,000 for shareholder servicing costs related to the college savings plans, of which $83,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2012, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2012, the fund was allocated $313,000 of Spectrum Funds’ expenses and $3,220,000 of Retirement Funds’ expenses. Of these amounts, $2,013,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2012, approximately 10% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 76% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,325,460 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for all three classes was at or below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds, the total expense ratio for the Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012